 Exhibit 32.1

and

Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE

AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Deltron, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shawn Phillips, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 17th day of December, 2007.

/s/ Shawn Phillips

Shawn Phillips

Chief Executive and Financial Officer